T. Rowe Price Dynamic Credit Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective immediately, Steven E. Boothe will replace Saurabh Sud as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Boothe joined T. Rowe Price in 1999.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective immediately, Steven E. Boothe will replace Saurabh Sud as the fund’s portfolio manager and chair of the fund’s Investment Advisory Committee. Mr. Boothe joined the Firm in 1999, and his investment experience dates from 1997. During the past five years, he has served as a portfolio manager in the Firm’s Fixed Income Division.

The date of this supplement is July 18, 2024.

F1175-041 7/18/24